UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02319

Fort Dearborn Income Securities, Inc.

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Tammie Lee, Esq.

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019

(Name and address of agent for service)

Copy to:

Bruce Leto, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2014

Item 1.  Reports to Stockholders.

Closed-end funds	Annual Report

Fort Dearborn Income Securities, Inc.

Annual Report

September 30, 2014

Fort Dearborn Income Securities, Inc.

November 10, 2014

Dear shareholder,

We present you with the annual report for Fort Dearborn Income Securities, Inc. (the “Fund”) for the 12 months ended September 30, 2014.

Performance

For the 12 months ended September 30, 2014, the Fund posted a total return on a net asset value (“NAV”) basis of 6.77%, and 10.69% on a market price basis. Over the same period, the Fund’s benchmark, the Barclays US Aggregate Index (the “Index”)1 returned 3.96%, while the Fund’s peer group, as measured by the Lipper Corporate Debt Funds BBB-Rated classification, posted a median total return of 6.27% on a NAV basis, and 9.11% on a market price basis. (For more performance information, please refer to “Performance at a glance” on page 5.) During the reporting period, neither the Fund nor the Index used leverage. (Leverage magnifies returns both on the upside and on the downside, creating a wider range of returns.)

The Fund traded at a discount to its NAV during the 12 months, although the discount narrowed during the reporting period. On the last trading day preceding the reporting period, September 30, 2013, the Fund traded

Fort Dearborn Income Securities, Inc.

Investment goal:

Current income consistent with external interest rate conditions and total return

Portfolio Manager:

Scott Dolan, John Dugenske, Craig Ellinger and Brian Fehrenbach

UBS Global Asset Management (Americas) Inc.

Commencement:

December 19, 1972

NYSE symbol:

FDI

Dividend payments:

Quarterly

at a discount of 12.1%, which was the same as the median discount of the Fund’s Lipper peer group. As of September 30, 2014, the Fund traded at a discount of 9.5%, which was the same as the median discount of the Fund’s Lipper peer group. A fund trades at a discount when the market price at which its shares trade is less than its NAV. Alternately, a fund trades at a premium when the market price at which its shares trade is more than its NAV per share. The market price is the price the market is willing to pay for shares of a fund at a given time and may be influenced by a range of factors, such as supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

Market commentary

After three consecutive years of generally modest growth, the overall US economy contracted in the first quarter of 2014. Looking back, gross domestic product (“GDP”) grew at seasonally-adjusted annualized rates of 4.5% and 3.5% during the third and fourth quarters of 2013, respectively. The Commerce Department then reported that first quarter 2014 GDP contracted at a 2.1% rate. This was the first negative reading since the first quarter of 2011, and the downturn was partially attributed to severe winter weather in parts of the country. However, this proved to be a temporary setback for the economy as GDP growth was 4.6% during the second quarter, the highest rate since the fourth quarter of 2011. The initial estimate for third quarter GDP growth was 3.5%.2

In December 2013, the US Federal Reserve (the “Fed”) announced that it would begin paring its monthly asset purchases (quantitative easing), stating “Beginning in January, the Committee will add to its holdings of agency mortgage-backed securities at a [reduced] pace of $35 billion per month rather than $40 billion per month, and

[1]	The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US-dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	Based on the Commerce Department’s initial estimate announced on October 30, 2014, after the reporting period had ended.

Fort Dearborn Income Securities, Inc.

will add to its holdings of longer-term Treasury securities at a [reduced] pace of $40 billion per month rather than $45 billion per month.”

At its meetings in January, March, April, June, July and September 2014, the Fed said it would further taper its asset purchases, in each case paring its total purchases by a total of $10 billion per month. Beginning in October, the Fed will purchase a total of $15 billion per month ($5 billion per month of agency mortgage-backed securities and $10 billion per month of longer-term Treasuries). In the Fed’s official statement the central bank said that it, “…likely will be appropriate to maintain the current target range for the federal funds rate for a considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Committee’s two percent longer-run goal, and provided that longer-term inflation expectations remain well anchored.” Finally, at the Fed’s meeting in October, it said it had concluded quantitative easing.

Short-term Treasury yields rose during the reporting period, whereas longer-term yields declined. The overall US bond market, as measured by the Barclays US Aggregate Index, gained 3.96% during the 12 months ended September 30, 2014. High yield bonds were among the best performers, as they were supported by generally strong corporate fundamentals, low defaults and overall robust demand.

Portfolio commentary

What worked

•	The Fund’s spread sector exposure was the largest contributor to the Fund’s performance during the reporting period.

–	Security selection and a significant overweight allocation to investment grade corporate bonds drove the Fund’s outperformance versus the Index. In particular, the Fund’s overweights and security selection in the metals and mining, banking, energy and lodging sectors were additive for performance.

–	An out of the benchmark allocation and selection in high yield corporate bonds was beneficial to results during the 12-month reporting period, as spreads narrowed given generally strong demand, largely positive fundamentals and continued low defaults.

–	Elsewhere, an overweight to, and security selection in, commercial mortgage-backed securities (“CMBS”) was positive for performance.

•	The Fund’s yield curve positioning was a minor contributor to results.

–	Our yield curve flattening bias was beneficial, as we had an overweight to the long end of the curve and an underweight to the short end of the curve.

What didn’t work

•	The Fund’s duration positioning detracted from results during the reporting period.

–	We tactically adjusted the Fund’s duration during the reporting period, given changing economic and market conditions. When the reporting period began, the Fund’s duration was 5.6 years, and duration was reduced to 5.0 years at the end of September 2014. While this positioning added value at times, it detracted from relative performance overall, as yields generally declined during the reporting period.

Portfolio adjustments

•	There were several minor adjustments made to the portfolio’s sector positioning during the reporting period, including the initiation of a position in collateralized loan obligations.

Fort Dearborn Income Securities, Inc.

•	We also started to employ certain derivatives.

–	The Fund utilized US Treasury and Eurodollar futures and options to more effectively manage the Fund’s duration and yield curve positioning. Overall, duration and yield curve management strategies generated mixed results during the reporting period.

–	The Fund also began utilizing credit derivatives, such as credit default swaps, to manage exposure across different fixed income sectors. These instruments were used to help reduce risk in the portfolio, but also to add exposure to areas we found attractive and offered an opportunity to boost the Fund’s run rate. As noted earlier, overall credit strategies—including the bond securities held in the portfolio—were positive contributors to results over the reporting period.

Outlook

In our view, the US economy has enough momentum to continue expanding, although the pace will be far from robust. We expect the Fed to begin the process of normalizing monetary policy in 2015 and we believe it will do so in a gradual and measured fashion. Economic growth in Europe remains weak and the European Central Bank is expected to remain accommodative as it looks to stimulate growth and ward off deflation. Elsewhere, we are closely monitoring China’s economy given signs of a more modest expansion.

Turning to the fixed income market, geopolitical and global growth concerns have driven down US Treasury yields and pushed credit spreads wider. We currently have a neutral to somewhat positive outlook for credit markets. In particular, we continue to find attractive opportunities given relatively more attractive spreads.

We wanted to thank you again for voting your shares in late 2013 and continuing to support the Fund, as we sought to adjust its investment policies. With almost a full year of operating under the investment policies that went into effect on December 31, 2013, we are happy to report that the added flexibility has been beneficial in managing the Fund’s portfolio. The ability to utilize derivatives has allowed us to manage the Fund’s interest rate and credit risk more efficiently. This year, we were able to adjust the Fund’s duration more tactically, and although the shorter duration stance was not rewarded over the reporting period, the ability to adjust the portfolio’s interest rate sensitivity with lower turnover, less disruption to issuer selection, and often without having to reduce longer duration but higher coupon positions, was advantageous. Furthermore, as noted earlier, the use of derivatives allowed us to add exposure to certain segments of the credit market that we believed presented attractive opportunities. We believe that this additional investment flexibility should help the Fund remain competitive and well positioned as market dynamics shift in the future. We look forward to continuing to serve your future investment needs.

We also thank you for your continued support and welcome any comments or questions you may have. For additional information regarding the Fund, please contact your Financial Advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E. Carver President Fort Dearborn Income Securities, Inc. Managing Director UBS Global Asset Management (Americas) Inc.	Scott Dolan Portfolio Manager Fort Dearborn Income Securities, Inc. Managing Director UBS Global Asset Management (Americas) Inc.

Fort Dearborn Income Securities, Inc.

John Dugenske	Craig Ellinger
Portfolio Manager	Portfolio Manager
Fort Dearborn Income Securities, Inc.	Fort Dearborn Income Securities, Inc.
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

Brian Fehrenbach
Portfolio Manager
Fort Dearborn Income Securities, Inc.
Managing Director
UBS Global Asset Management
(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended September 30, 2014. The views and opinions in the letter were current as of November 10, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Fort Dearborn Income Securities, Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 09/30/2014

Net asset value returns	1 year	5 years	10 years

Fort Dearborn Income Securities, Inc.	6.77%	7.30%	6.47%
Lipper Corporate Debt Funds BBB-Rated median	6.27	7.52	5.82
Market price returns

Fort Dearborn Income Securities, Inc.	10.69%	8.08%	7.15%
Lipper Corporate Debt Funds BBB-Rated median	9.11	4.31	5.41
Index returns

FDI Fund Index[1]	3.96%	6.81%	6.05%
Barclays US Aggregate Index[2]	3.96	4.12	4.62

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group. Lipper classifies the Fund in its “Corporate Debt Funds BBB-Rated” category, which includes non-leveraged closed-end funds that invest primarily in corporate and government debt issues rated in the top four grades.

[1]	The FDI Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: From 12/31/81 to 5/31/2013—5% Barclays US Agency Index (7+ years), 75% Barclays US Credit Index (7+ years), 10% Barclays US Mortgage-Backed Securities Index (all maturities) and 10% Barclays US Treasury Index (7+ years). From 6/1/2013 to present—100% Barclays US Aggregate Index. Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US-dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

Performance information reflects the deduction of the Fund’s fees and expenses, as indicated in the Statement of operations included in its shareholder reports, such as investment advisory and administration fees, custody fees, exchange listing fees, etc. It does not reflect any transaction charges that a shareholder may incur when (s)he buys or sells shares (e.g., a shareholder’s brokerage commissions).

Investing in the Fund entails specific risks, such as interest rate, credit and US government securities risks as well as derivatives risk. Further detailed information regarding the Fund, including a discussion of investment objectives, principal investment strategies and principal risks, may be found in the fund overview located at http://www.ubs.com/closedendfundsinfo. You may also request copies of the fund overview by calling the Closed-End Funds Desk at 888-793 8637.

Fort Dearborn Income Securities, Inc.

Portfolio statistics (unaudited)

Characteristics[1]	09/30/14	03/31/14	09/30/13
Net asset value	$15.99	$15.95	$15.89
Market price	$14.47	$14.41	$13.96
12-month dividends/distributions	$0.9402	$0.9902	$1.5230
Dividend/distribution at period-end	$0.1500	$0.1500	$0.1750
Net assets (mm)	$140.3	$140.0	$139.4
Weighted average maturity (yrs.)	10.0	8.8	8.1
Duration (yrs.)[2]	5.0	4.6	5.6

Credit quality[3]	09/30/14	03/31/14	09/30/13
US Treasury[4]	1.7%	0.2%	2.2%
US Agency[4,5]	2.1	3.0	3.1
AA	2.5	2.5	5.6
A	12.8	10.9	17.4
BBB	56.8	58.4	48.8
BB	12.4	12.4	10.3
B	1.5	2.3	2.8
CCC and Below	0.9	0.6	0.7
Non-rated	7.6	8.0	4.8
Cash equivalents	1.9	1.1	2.2
Other assets, less lliabilities	(0.2)	0.6	2.1
Total	100.0%	100.0%	100.0%

[1]	Prices and other characteristics will vary over time.
[2]	Duration is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features.
[3]	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s Financial Services LLC, a part of McGraw-Hill Financial (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency. Rating reflected represents S&P individual debt issue credit rating. While S&P may provide a credit rating for a bond issuer (e.g., a specific company or country); certain issues, such as some sovereign debt, may not be covered or rated and therefore are reflected as non-rated for the purposes of this table.
[4]	S&P downgraded long-term US government debt on August 5, 2011 to AA+. Other rating agencies continue to rate long-term US government debt in their highest ratings categories. The Fund’s aggregate exposure to AA rated debt would include the percentages indicated above for AA, US Treasury and US Agency debt but has been broken out into three separate categories to facilitate understanding.
[5]	Includes agency debentures and agency mortgage-backed securities.

Fort Dearborn Income Securities, Inc.

Industry diversification (unaudited)

As a percentage of net assets As of September 30, 2014

Bonds
Corporate bonds
Automobiles	1.60%
Banks	22.55
Building products	0.08
Capital markets	3.24
Chemicals	2.76
Commercial services & supplies	0.70
Communications equipment	0.40
Construction materials	0.69
Consumer finance	0.99
Diversified financial services	3.69
Diversified telecommunication services	1.52
Electric utilities	0.82
Electronic equipment, instruments & components	0.56
Energy equipment & services	1.01
Food & staples retailing	0.59
Gas utilities	0.59
Hotels, restaurants & leisure	1.16
Insurance	7.35
Internet & catalog retail	0.22
IT services	0.44
Leisure products	0.17
Life sciences tools & services	0.11
Machinery	1.48
Media	2.80
Metals & mining	3.95
Oil, gas & consumable fuels	12.20
Paper & forest products	1.24
Pharmaceuticals	0.09
Real estate investment trust (REIT)	0.69
Technology hardware, storage & peripherals	0.76
Tobacco	2.80
Trading companies & distributors	1.40
Wireless telecommunication services	0.49

Total corporate bonds	79.14

Asset-backed securities	0.47
Collateralized debt obligations	3.73
Commercial mortgage-backed securities	6.53
Mortgage & agency debt securities	2.45
Residential mortgage-backed securities	0.54
Municipal bonds	2.61
US government obligation	1.75
Non-US government obligation	0.86

Total bonds	98.08

Common stock	0.05%
Preferred stocks	0.10
Short-term investment	1.93
Options purchased	0.07

Total investments	100.23

Liabilities, in excess of cash and other assets	(0.23)

Net assets	100.00%

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2014

	Face amount	Value
Bonds: 98.08%
Corporate bonds: 79.14%
Brazil: 4.47%
Banco do Brasil SA, 9.000%, due 06/18/24[1,2,3]	$585,000	$567,509
Caixa Economica Federal, 2.375%, due 11/06/17[1]	1,400,000	1,354,500
Petrobras Global Finance BV, 6.250%, due 03/17/24	400,000	418,120
Petrobras International Finance Co., 5.375%, due 01/27/21	1,130,000	1,141,537
6.875%, due 01/20/40	1,275,000	1,316,871
Vale Overseas Ltd., 4.375%, due 01/11/22	1,465,000	1,471,973
Total Brazil corporate bonds		6,270,510

Canada: 1.22%
Encana Corp., 6.625%, due 08/15/37	250,000	312,735
Teck Resources Ltd., 6.250%, due 07/15/41	875,000	889,305
Yamana Gold, Inc., 4.950%, due 07/15/24[1]	510,000	507,688
Total Canada corporate bonds		1,709,728

Cayman Islands: 1.19%
Seagate HDD Cayman, 3.750%, due 11/15/18[1]	1,050,000	1,071,000
Transocean, Inc., 7.500%, due 04/15/31	575,000	601,202
Total Cayman Islands corporate bonds		1,672,202

China: 0.20%
China Oil & Gas Group Ltd., 5.250%, due 04/25/18[1]	280,000	286,300

Colombia: 0.16%
Ecopetrol SA, 4.125%, due 01/16/25	230,000	222,525

France: 0.60%
Orange SA, 9.000%, due 03/01/31	575,000	847,153

Indonesia: 0.32%
Pertamina Persero PT, 6.450%, due 05/30/44[1]	450,000	456,097

Israel: 0.09%
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21	125,000	127,051

	Face amount	Value

Luxembourg: 0.63%
Intelsat Jackson Holdings SA, 7.500%, due 04/01/21	$500,000	$533,750
Telecom Italia Capital SA, 6.375%, due 11/15/33	350,000	348,250
Total Luxembourg corporate bonds		882,000

Malaysia: 0.30%
SSG Resources Ltd., 4.250%, due 10/04/22[4]	410,000	415,560

Mexico: 2.91%
America Movil SAB de CV, 5.000%, due 03/30/20	625,000	683,944
Cemex SAB de CV, 5.700%, due 01/11/25[1]	1,000,000	966,000
Petroleos Mexicanos, 3.500%, due 01/30/23	1,450,000	1,393,450
6.375%, due 01/23/45[1]	500,000	565,400
6.500%, due 06/02/41	410,000	469,245
Total Mexico corporate bonds		4,078,039

Netherlands: 3.05%
Basell Finance Co. BV, 8.100%, due 03/15/27[1]	1,425,000	1,895,656
EDP Finance BV, 4.900%, due 10/01/19[1]	1,000,000	1,032,650
6.000%, due 02/02/18[1]	350,000	376,589
Generali Finance BV, 6.214%, due 06/16/16[2,3]	GBP 300,000	492,911
LYB International Finance BV, 4.875%, due 03/15/44	$470,000	479,692
Total Netherlands corporate bonds		4,277,498

Norway: 1.62%
Eksportfinans ASA, 5.500%, due 05/25/16	620,000	653,542
5.500%, due 06/26/17	1,500,000	1,616,250
Total Norway corporate bonds		2,269,792

Singapore: 0.21%
Flextronics International Ltd., 5.000%, due 02/15/23	300,000	298,425

Sweden: 0.94%
Nordea Bank AB, 4.875%, due 05/13/21[1]	1,230,000	1,320,762

United Kingdom: 5.11%
Barclays Bank PLC, 5.140%, due 10/14/20	1,110,000	1,197,361
6.050%, due 12/04/17[1]	900,000	1,000,408

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2014

	Face amount	Value
Bonds—(continued)
Corporate bonds—(continued)
United Kingdom—(concluded)
Lloyds Bank PLC, 6.500%, due 09/14/20[1]	$2,300,000	$2,674,136
Royal Bank of Scotland Group PLC, 5.125%, due 05/28/24	450,000	442,153
6.100%, due 06/10/23	1,760,000	1,858,373
Total United Kingdom corporate bonds		7,172,431

United States: 56.12%
21st Century Fox America, Inc., 7.750%, due 12/01/45	350,000	500,122
ADT Corp., 3.500%, due 07/15/22	1,140,000	986,100
AEP Texas Central Co., Series E, 6.650%, due 02/15/33	495,000	642,087
Allstate Corp., 5.750%, due 08/15/53[2]	1,000,000	1,065,000
Altria Group, Inc., 5.375%, due 01/31/44	850,000	905,635
9.950%, due 11/10/38	750,000	1,240,097
Anadarko Holding Co., 7.500%, due 10/15/26	1,354,000	1,727,096
AT&T, Inc., 4.300%, due 12/15/42	26,000	23,760
AXA Financial, Inc., 7.000%, due 04/01/28	165,000	203,396
Bank of America Corp., 6.110%, due 01/29/37	2,000,000	2,289,288
7.750%, due 05/14/38	1,000,000	1,351,269
Barrick North America Finance LLC, 5.750%, due 05/01/43	1,450,000	1,435,037
Boston Properties LP, REIT, 3.800%, due 02/01/24	430,000	431,382
Case New Holland Industrial, Inc., 7.875%, due 12/01/17	1,500,000	1,666,875
Caterpillar, Inc., 4.300%, due 05/15/44	400,000	406,386
CenturyLink, Inc., Series P, 7.600%, due 09/15/39	200,000	197,500
CF Industries, Inc., 4.950%, due 06/01/43	1,500,000	1,494,397
Citigroup, Inc., Series D, 5.350%, due 05/15/23[2,3]	2,130,000	1,991,550
6.300%, due 05/15/24[2,3]	400,000	395,040
8.125%, due 07/15/39	1,435,000	2,126,432
DISH DBS Corp., 7.875%, due 09/01/19	1,300,000	1,469,000

	Face amount	Value
Energy Transfer Partners LP, 5.950%, due 10/01/43	$750,000	$804,033
9.000%, due 04/15/19	900,000	1,127,761
ERP Operating LP, REIT, 4.750%, due 07/15/20	485,000	535,767
Fidelity National Financial, Inc., 5.500%, due 09/01/22	700,000	760,306
FirstEnergy Transmission LLC, 5.450%, due 07/15/44[1]	300,000	303,744
Ford Motor Co., 7.450%, due 07/16/31	1,700,000	2,244,554
Freeport-McMoRan, Inc., 3.550%, due 03/01/22	200,000	195,429
General Electric Capital Corp., Series C, 5.250%, due 06/15/23[2,3]	2,650,000	2,653,313
General Motors Financial Co., Inc., 3.000%, due 09/25/17	500,000	505,000
4.750%, due 08/15/17	850,000	890,375
Genworth Holdings, Inc., 7.625%, due 09/24/21	900,000	1,091,906
Georgia-Pacific LLC, 8.000%, due 01/15/24	1,300,000	1,740,840
Goldman Sachs Group, Inc., 5.750%, due 01/24/22	1,355,000	1,540,872
6.750%, due 10/01/37	570,000	680,459
Harris Corp., 6.375%, due 06/15/19	200,000	228,524
Hasbro, Inc., 6.350%, due 03/15/40	200,000	239,144
HSBC Bank USA NA, 4.875%, due 08/24/20	250,000	276,258
International Lease Finance Corp., 7.125%, due 09/01/18[1]	1,750,000	1,968,750
JPMorgan Chase & Co., 3.375%, due 05/01/23	360,000	344,858
Series 1, 7.900%, due 04/30/18[2,3]	4,600,000	4,979,500
Kinder Morgan Energy Partners LP, 5.625%, due 09/01/41	700,000	723,779
5.800%, due 03/15/35	710,000	746,310
6.500%, due 09/01/39	75,000	83,633
Kinder Morgan, Inc., 6.500%, due 09/15/20	300,000	337,500
7.250%, due 06/01/18	300,000	340,875
Kroger Co., 6.900%, due 04/15/38	650,000	833,159
Liberty Mutual Group, Inc., 4.250%, due 06/15/23[1]	1,000,000	1,022,021
Life Technologies Corp., 6.000%, due 03/01/20	135,000	155,830
Massachusetts Mutual Life Insurance Co., 8.875%, due 06/01/39[1]	275,000	424,816

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2014

	Face amount	Value
Bonds—(continued)
Corporate bonds—(continued)
United States—(continued)
MetLife, Inc., 6.400%, due 12/15/36	$1,460,000	$1,627,900
Midstates Petroleum Co., Inc., 10.750%, due 10/01/20	450,000	466,875
Morgan Stanley, 4.100%, due 05/22/23	1,000,000	997,238
Series F, 5.625%, due 09/23/19	1,175,000	1,322,668
Motorola Solutions, Inc., 3.500%, due 03/01/23	350,000	338,379
NextEra Energy Capital Holdings, Inc., 6.650%, due 06/15/67[2]	200,000	205,000
ONEOK Partners LP, 8.625%, due 03/01/19	215,000	267,653
Owens Corning, 6.500%, due 12/01/16	97,000	106,860
Phillips 66, 4.300%, due 04/01/22	225,000	238,867
Plains Exploration & Production Co., 6.500%, due 11/15/20	539,000	590,270
6.875%, due 02/15/23	617,000	700,295
PNC Financial Services Group, Inc., 4.454%, due 10/27/14[2,3]	1,000,000	1,000,000
Series R, 4.850%, due 06/01/23[2,3]	1,000,000	947,500
PNC Preferred Funding Trust I, 1.884%, due 03/15/17[1,2,3]	1,200,000	1,167,000
Prudential Financial, Inc., 5.200%, due 03/15/44[2]	2,305,000	2,320,847
5.875%, due 09/15/42[2]	300,000	318,000
Series B, 5.750%, due 07/15/33	40,000	46,547
QVC, Inc., 4.450%, due 02/15/25[1]	310,000	305,993
Reynolds American, Inc., 6.150%, due 09/15/43	100,000	114,394
7.250%, due 06/15/37	1,325,000	1,664,857
Sanmina-SCI Corp., 7.000%, due 05/15/19[1]	460,000	481,850
Southern Copper Corp., 3.500%, due 11/08/22	800,000	770,824
6.750%, due 04/16/40	250,000	277,920
Southern Natural Gas Co., LLC, 8.000%, due 03/01/32	430,000	546,372
Sprint Capital Corp., 6.875%, due 11/15/28	200,000	191,000
Starwood Hotels & Resorts Worldwide, Inc., 3.750%, due 03/15/25	270,000	266,028
4.500%, due 10/01/34	180,000	175,035

	Face amount	Value
SunTrust Bank, 7.250%, due 03/15/18	$495,000	$571,929
Time Warner Cable, Inc., 7.300%, due 07/01/38	600,000	815,943
8.750%, due 02/14/19	910,000	1,145,518
Transocean, Inc., 6.800%, due 03/15/38	835,000	813,121
Valero Energy Corp., 7.500%, due 04/15/32	965,000	1,237,320
Wells Fargo Capital X, 5.950%, due 12/15/36	1,475,000	1,515,563
Williams Cos., Inc., 8.750%, due 03/15/32	177,000	224,612
Williams Partners LP, 6.300%, due 04/15/40	1,025,000	1,202,893
Wyndham Worldwide Corp., 3.900%, due 03/01/23	1,210,000	1,192,236
Xerox Corp., 6.350%, due 05/15/18	540,000	617,020
XL Group PLC, Series E, 6.500%, due 04/15/17[2,3]	1,690,000	1,635,075
Total United States corporate bonds		78,754,167
Total corporate bonds (cost $106,651,616)		111,060,240

Asset-backed securities: 0.47%
United States: 0.47%
Capital Auto Receivables Asset Trust, Series 2014-1, Class D, 3.390%, due 07/22/19	375,000	380,237
Continental Airlines Pass Through Trust, Series 2009-2, Class A,
7.250%, due 11/10/19	240,207	281,642
		661,879
Total asset-backed securities (cost $615,150)		661,879

Collateralized debt obligations: 3.73%
Cayman Islands: 3.12%
CIFC Funding Ltd., Series 2014-1A, Class C, 3.034%, due 04/18/25[1,2]	750,000	731,250
Dryden Senior Loan Fund, Series 2014-31A, Class C, 3.084%, due 04/18/26[1,2]	800,000	780,000
Galaxy XVIII CLO Ltd., Series 2014-18A, Class C1, 3.234%, due 10/15/26[1,2]	550,000	539,000
Goldentree Loan Opportunities VIII Ltd., Series 2014-8A, Class D, 3.849%, due 04/19/26[1,2]	550,000	536,745

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2014

	Face amount	Value
Bonds—(continued)
Collateralized debt obligations—(concluded)
Cayman Islands—(concluded)
Halcyon Loan Advisors Funding Ltd., Series 2014-1A, Class C, 3.278%, due 04/18/26[1,2]	$850,000	$817,746
JFIN CLO Ltd., Series 2014-1A, Class C, 3.234%, due 04/20/25[1,2]	450,000	438,750
OZLM VIII Ltd., Series 2014-8A, Class B, 3.275%, due 10/17/26[1,2]	550,000	535,755
		4,379,246
United States: 0.61%
Avery Point IV CLO Ltd., Series 2014-1A, Class C, 3.334%, due 04/25/26[1,2]	450,000	443,092
Octagon Investment Partners XIX Ltd., Series 2014-1A, Class C, 3.084%, due 04/15/26[1,2]	420,000	414,573
		857,665
Total collateralized debt obligations (cost $5,295,414)		5,236,911

Commercial mortgage-backed securities: 6.53%
United States: 6.53%
Americold 2010 LLC Trust, Series 2010-ARTA, Class C, 6.811%, due 01/14/29[1]	250,000	289,495
Series 2010-ARTA, Class D, 7.443%, due 01/14/29[1]	440,000	499,892
BAMLL Commercial Mortgage Securities Trust, Series 2013-DSNY, Class E, 2.754%, due 09/15/26[1,2]	1,000,000	1,004,235
Boca Hotel Portfolio Trust, Series 2013-BOCA, Class D, 3.204%, due 08/15/26[1,2]	1,000,000	1,000,792
Commercial Mortgage Loan Trust, Series 2014-CR14, Class C, 4.759%, due 02/10/47[2]	250,000	257,789
Series 2014-CR17, Class C, 4.896%, due 05/10/47[2]	800,000	817,731
Series 2013-LC13, Class C, 5.217%, due 08/10/46[1,2]	500,000	531,809
GS Mortgage Securities Trust, Series 2014-GSFL, Class D, 4.054%, due 07/15/31[2]	500,000	499,912
Series 2014-GC18, Class C, 5.113%, due 01/10/47[2]	300,000	312,196
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-JWRZ, Class D, 3.144%, due 04/15/30[1,2]	500,000	501,329

	Face amount	Value
Madison Avenue Trust, Series 2013-650M, Class D, 4.169%, due 10/12/32[1,2]	$500,000	$506,218
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class B, 4.464%, due 08/15/47[2]	500,000	512,975
Series 2014-C14, Class C, 4.996%, due 02/15/47[2]	700,000	729,739
Series 2013-C13, Class C, 5.059%, due 11/15/46[2]	699,000	724,448
Wells Fargo Commercial Mortgage Trust, Series 2013-120B, Class C, 2.800%, due 03/18/28[1,2]	1,000,000	971,552
Total commercial mortgage-backed securities (cost $9,122,104)		9,160,112

Mortgage & agency debt securities: 2.45%
United States: 2.45%
Federal Home Loan Mortgage Corp. Gold Pools, #E01127, 6.500%, due 02/01/17[5]	12,263	12,809
Federal Home Loan Mortgage Corp. REMIC, IO, 3.500%, due 10/15/42[5]	2,545,280	569,513
Federal National Mortgage Association Pools,[5] #AE1568, 4.000%, due 09/01/40	355,730	375,394
#688066, 5.500%, due 03/01/33	78,597	88,919
#793666, 5.500%, due 09/01/34	341,679	383,332
#802481, 5.500%, due 11/01/34	77,299	86,809
#596124, 6.000%, due 11/01/28	75,190	86,030
Federal National Mortgage Association REMIC, IO,[5] Series 2013-15, Class IO, 2.500%, due 03/25/28	3,447,442	360,752
Series 2013-87, Class IW, 2.500%, due 06/25/28	5,087,908	539,408
Series 2013-64, Class LI, 3.000%, due 06/25/33	3,603,952	571,479
Series 2011-91, Class EI, 3.500%, due 08/25/26	3,091,314	335,406
Government National Mortgage Association Pools, #781029, 6.500%, due 05/15/29	21,432	24,973
Total mortgage & agency debt securities (cost $3,297,427)		3,434,824

Residential mortgage-backed securities: 0.54%
United States: 0.54%
GSR Mortgage Loan Trust, Series 2006-2F, Class 3A4, 6.000%, due 02/25/36 (cost $851,811)	875,617	762,478

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2014

	Face amount	Value
Bonds—(continued)
Municipal bonds: 2.61%
Illinois: 2.19%
State of Illinois, GO Bonds, 5.100%, due 06/01/33	$1,350,000	$1,310,094
5.665%, due 03/01/18	710,000	785,927
5.877%, due 03/01/19	885,000	983,085
		3,079,106

New Jersey: 0.14%
New Jersey State Turnpike Authority Revenue Bonds, Series F, 7.414%, due 01/01/40	140,000	200,584

Tennessee: 0.28%
Metropolitan Government of Nashville & Davidson County Convention Center Authority Revenue Bonds, 6.731%, due 07/01/43	300,000	384,978
Total municipal bonds (cost $3,399,339)		3,664,668

US government obligation: 1.75%
US Treasury Bond, 3.125%, due 08/15/44 (cost $2,473,926)	2,500,000	2,460,155

Non-US government obligation: 0.86%
Brazil: 0.86%
Federative Republic of Brazil, 5.000%, due 01/27/45 (cost $1,264,097)	1,290,000	1,212,600
Total bonds (cost $132,970,884)		137,653,867

	Face amount	Value
Common stock: 0.05%
United States : 0.05%
WMI Holdings Corp.* (cost $14,157)	25,741	$68,729

Preferred stocks: 0.10%
United States: 0.10%
Ally Financial, Inc. 7.000%, due on 10/27/14[1,3]	42	42,039
JPMorgan Chase & Co. 5.450%, due on 03/1/18[3]	4,000	90,800
Total preferred stocks (cost $136,713)		132,839

Short-term investment: 1.93%
Investment company: 1.93%
UBS Cash Management Prime Relationship Fund[6] (cost $2,708,315)	2,708,315	2,708,315
	Number of contracts
Options purchased: 0.07%
Put options: 0.07%
2 Year Euro-Dollar Midcurve, strike @ USD 97.75, expires December 2014 (cost $216,778)	283	97,281
Total investments: 100.23% (cost $136,046,847)		140,661,031

Liabilities, in excess of cash and other assets: (0.23%)		(323,321)
Net assets: 100.00%		$140,337,710

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $135,932,424; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$5,954,053
Gross unrealized depreciation	(1,225,446)
Net unrealized appreciation	$4,728,607

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 16. Portfolio footnotes begin on page 15.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation
JPMCB	GBP	327,000	USD	535,546	12/11/14	$5,760

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2014

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond, 21 contracts (USD)	December 2014	$3,229,434	$3,202,500	$(26,934)
US Treasury futures sell contracts:
US Long Bond, 106 contracts (USD)	December 2014	(14,760,250)	(14,618,063)	142,187
10 Year US Treasury Notes, 111 contracts (USD)	December 2014	(13,918,194)	(13,835,109)	83,085
Interest rate futures sell contracts:
90 Day Euro-Dollar Time Deposit, 286 contracts (USD)	September 2016	(70,248,244)	(70,112,900)	135,344
Net unrealized appreciation on futures contracts				$333,682

Credit default swaps on credit indices—sell protection7

Counterparty	Referenced Index[8]	Notional amount		Termination date	Payments received by the Fund[9]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[10]
BOA	CMBX.NA.BBB. Series 6 Index	USD	7,000,000	05/11/63	3.000%	$84,465	$(38,571)	$45,894	2.803%
BOA	CMBX.NA.BB. Series 6 Index	USD	1,400,000	05/11/63	5.000	(43,719)	(3,477)	(47,196)	3.231
						$40,746	$(42,048)	$(1,302)

Centrally cleared credit default swaps on credit indices—buy protection11

Referenced index[8]	Notional amount		Termination date	Payments made by the Fund[9]	Value	Unrealized depreciation
CDX.NA.IG. Series 22 Index	USD	28,200,000	06/20/19	1.000%	$(416,727)	$(242)

Options written

	Expiration date	Premiums received	Value
Call options
2 Year Euro-Dollar Midcurve, 283 contracts, strike @ USD 98.25	December 2014	$94,522	$(15,919)
Put options
2 Year Euro-Dollar Midcurve, 283 contracts, strike @ USD 97.25	December 2014	98,059	(14,150)
Options written on credit default swaps on credit indices[12]
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 22 Index and Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 06/20/19. European style. Counterparty: BOA, Notional Amount USD 7,000,000.	October 2014	17,325	(4,041)
Total options written		$209,906	$(34,110)

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2014

Written options activity for the year ended September 30, 2014 was as follows:

	Number of contracts	Premiums received
Options outstanding at September 30, 2013	—	$—
Options written	1,830	327,173
Options terminated in closing purchase transactions	(1,264)	(134,592)
Options expired prior to exercise	—	—
Options outstanding at September 30, 2014	566	$192,581

Written swaptions activity for the year ended September 30, 2014 was as follows:

Premiums received
Swaptions outstanding at September 30, 2013	$—
Swaptions written	80,360
Swaptions terminated in closing purchase transactions	(63,035)
Swaptions expired prior to exercise	—
Swaptions outstanding at September 30, 2014	$17,325

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$111,060,240	$—	$111,060,240
Asset-backed securities	—	661,879	—	661,879
Collateralized debt obligations	—	3,433,161	1,803,750	5,236,911
Commercial mortgage-backed securities	—	9,160,112	—	9,160,112
Mortgage & agency debt securities	—	3,434,824	—	3,434,824
Residential mortgage-backed securities	—	762,478	—	762,478
Municipal bonds	—	3,664,668	—	3,664,668
US government obligation	—	2,460,155	—	2,460,155
Non-US government obligation	—	1,212,600	—	1,212,600
Common stock	68,729	—	—	68,729
Preferred stocks	90,800	42,039	—	132,839
Short-term investment	—	2,708,315	—	2,708,315
Options purchased	97,281	—	—	97,281
Forward foreign currency contracts	—	5,760	—	5,760
Futures contracts	360,616	—	—	360,616
Total	$617,426	$138,606,231	$1,803,750	$141,027,407

Liabilities
Futures contracts	$(26,934)	$—	$—	$(26,934)
Swap agreements	—	(458,775)	—	(458,775)
Options written	(34,110)	—	—	(34,110)
Total	$(61,044)	$(458,775)	$—	$(519,819)

At September 30, 2014, there were no transfers between Level 1 and Level 2.

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2014

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the year.

	Collateralized debt obligations	Total
Assets
Beginning balance	$—	$—
Purchases	1,816,455	1,816,455
Issuances	—	—
Sales	—	—
Accrued discounts (premiums)	—	—
Total realized gain	—	—
Change in net unrealized appreciation/depreciation	(12,705)	(12,705)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$1,803,750	$1,803,750

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at September 30, 2014 was $(12,705).

Portfolio footnotes

*	Non-income producing security.
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the value of these securities amounted to $30,333,141 or 21.61% of net assets.
[2]	Variable or floating rate security—The interest rate shown is the current rate as of September 30, 2014 and changes periodically.
[3]	Perpetual bond security. The maturity date reflects the next call date.
[4]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At September 30, 2014, the value of this security amounted to $415,560 or 0.30% of net assets.
[5]	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[6]	The table below details the Fund’s investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 09/30/13	Purchases during the year ended 09/30/14	Sales during the year ended 09/30/14	Value 09/30/14	Net income earned from affiliate for the year ended 09/30/14
UBS Cash Management Prime Relationship Fund	$3,063,384	$42,297,737	$42,652,806	$2,708,315	$2,052

[7]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the underlying securities comprising the referenced index.
[8]	Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index.
[9]	Payments made or received are based on the notional amount.
[10]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2014

[11]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the underlying securities comprising the referenced index.
[12]	Illiquid investment as of September 30, 2014.

Portfolio acronyms

CLO	Collateralized Loan Obligations
GO	General Obligation
GS	Goldman Sachs
GSR	Goldman Sachs Residential
IO	Interest only—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit

Counterparty abbreviations

BOA	Bank of America
JPMCB	JPMorgan Chase Bank

Currency abbreviations

GBP	Great Britain Pound
USD	United States Dollar

See accompanying notes to financial statements.

Fort Dearborn Income Securities, Inc.

Statement of assets and liabilities — September 30, 2014

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$133,338,532)	$137,952,716
Investment in affiliated issuer, at value (cost—$2,708,315)	2,708,315
Total investments, at value (cost—$136,046,847)	$140,661,031
Foreign currency, at value (cost—$30,235)	30,221
Interest receivable	1,776,359
Dividends receivable	112
Receivable for investments sold	1,503,281
Variation margin on futures contracts	333,682
Variation margin on centrally cleared swap agreements	65,587
Cash collateral for futures contracts	476,989
Cash collateral for swap agreements	190,679
Unrealized appreciation on forward foreign currency contracts	5,760
Other assets	8,471
Total assets	145,052,172
Liabilities:
Payable for investments purchased	2,473,926
Due to custodian	1,431,767
Payable for investment advisory fees	335,785
Due to broker	280,087
Outstanding swap agreements, at value[1]	42,048
Options written, at value (premiums received—$209,906)	34,110
Directors’ fees payable	8,846
Accrued expenses and other liabilities	107,893
Total liabilities	4,714,462
Net assets:
Capital stock—$0.01 par value; 12,000,000 shares authorized; 8,775,665 shares issued and outstanding	$135,116,083
Distributions in excess of net investment income	(3,488)
Accumulated net realized gain	97,538
Net unrealized appreciation	5,127,577
Net assets	$140,337,710
Net asset value per share	$15.99

[1]	Net upfront payments received by the Fund on outstanding swap agreements amounted to $40,746.

See accompanying notes to financial statements.

Fort Dearborn Income Securities, Inc.

Statement of operations

For the year ended September 30, 2014
Investment income:
Interest income	$6,459,885
Dividends	8,390
Affiliated income	2,052
Total income	6,470,327
Expenses:
Investment advisory fees	664,452
Professional fees	189,713
Reports and notices to shareholders	102,755
Custody and accounting fees	61,012
Transfer agency fees	43,266
Directors’ fees	34,105
Listing fees	23,750
Insurance expense	12,104
Franchise taxes	11,501
Other expenses	27,313
Total expenses	1,169,971
Net investment income	5,300,356
Realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) on:
Investments	1,404,613
Futures contracts	(1,473,085)
Options written	183,153
Swap agreements	154,092
Forward foreign currency contracts	13,260
Foreign currency transactions	(3,815)
Change in net unrealized appreciation/depreciation on:
Investments	3,078,941
Futures contracts	333,682
Options written	175,796
Swap agreements	(1,544)
Forward foreign currency contracts	5,760
Translation of other assets and liabilities denominated in foreign currency	(301)
Net realized and unrealized gain from investment activities	3,870,552
Net increase in net assets resulting from operations	$9,170,908

See accompanying notes to financial statements.

Fort Dearborn Income Securities, Inc.

Statement of changes in net assets

	For the year ended September 30,
	2014	2013
From operations:
Net investment income	$5,300,356	$5,279,204
Net realized gain	278,218	3,666,282
Change in net unrealized appreciation/depreciation	3,592,334	(12,955,305)
Net increase (decrease) in net assets resulting from operations	9,170,908	(4,009,819)
Dividends and distributions to shareholders from:
Net investment income	(5,484,791)	(6,142,966)
Net realized gains	(2,764,335)	(7,222,372)
Total dividends and distributions to shareholders	(8,249,126)	(13,365,338)
Net increase (decrease) in net assets	921,782	(17,375,157)
Net assets:
Beginning of year	139,415,928	156,791,085
End of year	$140,337,710	$139,415,928
Accumulated undistributed (distributions in excess of) net investment income	$(3,488)	$727

See accompanying notes to financial statements.

Fort Dearborn Income Securities, Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

	For the years ended September 30,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$15.89	$17.87	$17.29	$17.35	$16.50
Net investment income[1]	0.60	0.60	0.67	0.75	0.81
Net realized and unrealized gains (losses)	0.44	(1.06)	1.34	0.54	1.23
Net increase (decrease) from operations	1.04	(0.46)	2.01	1.29	2.04
Dividends from net investment income	(0.62)	(0.70)	(0.71)	(0.92)	(0.90)
Distributions from net realized gains	(0.32)	(0.82)	(0.72)	(0.43)	(0.29)
Total dividends and distributions	(0.94)	(1.52)	(1.43)	(1.35)	(1.19)
Net asset value, end of year	$15.99	$15.89	$17.87	$17.29	$17.35
Market price, end of year	$14.47	$13.96	$17.20	$16.07	$16.15
Total net asset value return[2]	6.77%	(2.82)%	12.23%	8.10%	12.98%
Total market price return[3]	10.69%	(10.77)%	16.81%	8.59%	17.71%
Ratios to average net assets:
Expenses	0.83%	0.71%	0.67%	0.70%	0.70%
Net investment income	3.76%	3.56%	3.89%	4.50%	4.91%
Supplemental data:
Net assets, end of year (000’s)	$140,338	$139,416	$156,791	$151,695	$152,241
Portfolio turnover rate	44%	133%	175%	154%	101%
Number of shares outstanding at end of year (000’s)	8,776	8,776	8,776	8,776	8,776

[1]	Calculated using the average shares method.
[2]	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total net asset value return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices.
[3]	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.

See accompanying notes to financial statements.

Fort Dearborn Income Securities, Inc.

Notes to financial statements

Organization and significant accounting policies

Fort Dearborn Income Securities, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified closed-end management investment company whose shares trade on the New York Stock Exchange and the Chicago Stock Exchange. The Fund invests principally in investment grade long-term fixed income debt securities. The Fund’s primary objective is to provide shareholders with a stable stream of current income consistent with external interest rate conditions and provide a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market. There can be no assurance that the Fund’s investment objective will be achieved.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the US Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments

The Fund calculates its net asset value based on the current market value, where available, for its investments. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at a fair value determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investments are purchased and sold. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund’s use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value.

Fort Dearborn Income Securities, Inc.

Notes to financial statements

Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m. Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern time will not be reflected in the Fund’s net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s investments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these investments as of 4:00 p.m. Eastern time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board (or a committee designated by it).

The Board has delegated to the UBS Global Asset Management Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Fund’s portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund’s investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

Fort Dearborn Income Securities, Inc.

Notes to financial statements

A fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk related contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of September 30, 2014 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of September 30, 2014 the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The volume of derivatives that is presented in the Portfolio of investments of the Fund is consistent with the derivative activity during the period ended September 30, 2014. The Fund may be a seller of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements).

Asset derivatives
	Interest rate risk	Foreign exchange risk	Total
Forward foreign currency contracts[1]	$—	$5,760	$5,760
Futures contracts[2]	360,616	—	360,616
Options purchased[1]	97,281	—	97,281
Total value	$457,897	$5,760	$463,657

[1]	Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value and unrealized appreciation on forward foreign currency contracts.
[2]	Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Liability derivatives
	Interest rate risk	Credit risk	Total
Futures contracts[1]	$(26,934)	$—	$(26,934)
Options written[2]	(30,069)	(4,041)	(34,110)
Swap agreements[1],2	—	(458,775)	(458,775)
Total value	$(57,003)	$(462,816)	$(519,819)

[1]	Includes cumulative depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.
[2]	Statement of assets and liabilities location: Options written, at value and outstanding swap agreements, at value.

Fort Dearborn Income Securities, Inc.

Notes to financial statements

Activities in derivative instruments during the year ended September 30, 2014, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$13,260	$13,260
Futures contracts	(1,473,085)	—	—	(1,473,085)
Options purchased[2]	(695,307)	—	—	(695,307)
Options written	123,583	59,570	—	183,153
Swap agreements	—	154,092	—	154,092
Total net realized gain (loss)	$(2,044,809)	$213,662	$13,260	$(1,817,887)

Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$5,760	$5,760
Futures contracts	333,682	—	—	333,682
Options purchased[2]	(119,497)	—	—	(119,497)
Options written	162,512	13,284	—	175,796
Swap agreements	—	(1,544)	—	(1,544)
Total change in net unrealized appreciation/depreciation	$376,697	$11,740	$5,760	$394,197

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.
[2]	Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and change in net unrealized appreciation/depreciation on investments.
[3]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. The offsetting disclosures are limited to derivatives, repurchase and reverse repurchase agreements, and security lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement (“MNA”) or similar agreement.

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	5,760	—
Futures contracts[1]	360,616	(26,934)
Options and swaptions purchased	97,281	—
Options and swaptions written	—	(34,110)
Swap agreements[1]		(458,775)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	463,657	(519,819)
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(457,897)	473,730
Total gross amount of assets and liabilities subject to MNA or similar agreements	5,760	(46,089)

[1]	Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

Fort Dearborn Income Securities, Inc.

Notes to financial statements

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of September 30, 2014.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)*	Net Amount of Assets ($)
JPMCB	5,760	—	—	5,760

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)*	Net Amount of Liabilities ($)
BOA	(46,089)	—	—	(46,089)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Restricted securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund’s Portfolio of investments footnotes.

Mortgage-backed securities and other investments

The Fund invests in Mortgage-Backed Securities (“MBS”), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. MBS issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations is also higher. Freddie Mac and Fannie Mae historically were agencies sponsored by the US government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the United States. However, on September 7, 2008, due to the value of Freddie Mac’s and Fannie Mae’s securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency placed Freddie Mac and Fannie Mae into conservatorship. As a result, Fannie Mae and Freddie Mac obligations became guaranteed obligations of the United States. Although the US government or its agencies provide financial support to such entities, no assurance can be given that they will always do so. The US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

The Fund invests in Collateralized Mortgage Obligations (“CMOs”). A CMO is a bond, which is collateralized by a pool of MBS. The Fund may also invest in REMICs (Real Estate Mortgage Investment Conduits) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. For instance, a Planned Amortization Class (PAC) is a specific class of mortgages, which over its life will generally have the most stable cash flows and the lowest prepayment risk. A Graduated Payment Mortgage (GPM) is a negative amortization mortgage where the payment amount gradually increases over the life of the mortgage. The early payment amounts are not sufficient to cover the interest due, and therefore, the unpaid interest is added to the

Fort Dearborn Income Securities, Inc.

Notes to financial statements

principal, thus increasing the borrower’s mortgage balance. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

The Fund invests in Asset-Backed Securities, representing interests in pools of certain types of underlying installment loans or leases or by revolving lines of credit. They often include credit enhancement that help limit investors’ exposure to the underlying credit. These securities are valued on the basis of timing and certainty of cash flows compared to investments with similar durations.

Interest-only and principal-only securities

Certain classes of CMOs and other mortgage-backed securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only (“IO”) and principal-only (“PO”) classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of its initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa. Although the market for IOs and POs is increasingly liquid, certain IOs and POs may not be readily marketable and will be considered illiquid.

Investment transactions and investment income

Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments. Dividend income is recorded on the ex-dividend date.

Foreign currency translation

The Fund uses the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of the Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund’s portfolio are presented at the foreign exchange rates at the end of the Fund’s fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income in accordance with US federal income tax regulations.

Fort Dearborn Income Securities, Inc.

Notes to financial statements

Forward foreign currency contracts

The Fund may enter into forward foreign currency contracts (“forward contracts”) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance income or gains.

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

Futures contracts

The Fund may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign fixed income markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. The Fund may also use futures contracts in an attempt to enhance income or gains. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks, including interest rate risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/ or liquid securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Swap agreements

The Fund may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are

Fort Dearborn Income Securities, Inc.

Notes to financial statements

usually netted against each other, with the difference being paid by one party to the other. In addition, the Fund may enter into interest rate cap and floor transactions which involve an agreement between two parties in which one party agrees to make payments to the other when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on pre-determined dates or during a specified period. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

The Fund may enter into currency swap agreements with another party to receive or pay amounts based on changes in currency exchange rates in order to protect itself from exchange rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of September 30, 2014 for which the Fund is the seller of protection are disclosed under the section “Credit default swaps on credit indices—sell protection” in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or

Fort Dearborn Income Securities, Inc.

Notes to financial statements

make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within outstanding swap agreements, at value on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/ loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Option writing

The Fund may write (sell) put and call options on foreign or US securities, indices, foreign currencies and swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

Fort Dearborn Income Securities, Inc.

Notes to financial statements

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Purchased options

The Fund may purchase put and call options on foreign or US securities, indices, foreign currencies and swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

Dividends and distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends from net investment income and distributions of net realized capital gains and/or return of capital are determined in accordance with income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent they are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in US securities. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

High yield bond risk

Investing in high yield bonds involves the risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody’s) or below, or deemed of equivalent quality, will default or otherwise be unable to honor a financial obligation (also known as lower-rated or “junk bonds”). These securities are considered to be predominately speculative with respect to an issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer’s default or downgrade than investment grade (higher-quality) bonds.

Capital stock

At September 30, 2014, there were 12,000,000 shares of $0.01 par value capital stock authorized, and 8,775,665 shares issued and outstanding. During the years ended September 30, 2014 and 2013, no new shares were issued as part of the dividend reinvestment plan.

Fort Dearborn Income Securities, Inc.

Notes to financial statements

Investment advisory fees and other transactions with affiliates

Under an agreement between the Fund and UBS Global AM, UBS Global AM manages the Fund’s investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive functions for the Fund. In return for these services, the Fund pays UBS Global AM 0.50% per annum of the Fund’s average weekly net assets up to $100,000,000 and 0.40% per annum of average weekly net assets in excess of $100,000,000. At September 30, 2014, the Fund owed UBS Global AM $335,785 for investment advisory fees.

Purchases and sales of securities

Purchases and sales (including maturities) of portfolio securities during the year ended September 30, 2014, were as follows: debt securities, excluding short-term securities and US government debt obligations, $55,073,537 and $54,323,773, respectively; and US government debt obligations, $5,321,405 and $5,835,534, respectively.

Federal tax status

It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the years ended September 30, 2014 and September 30, 2013 was as follows:

Distributions paid from:	2014	2013
Ordinary income	$5,470,562	$8,928,584
Net long-term capital gains	2,778,564	4,436,754
	$8,249,126	$13,365,338

At September 30, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed long-term capital gains	$480,037
Net unrealized appreciation	4,741,590
Total accumulated earnings	$5,221,627

The difference between book-basis and tax-basis net unrealized appreciation/(depreciation) of investments is primarily attributed to the tax deferral of losses on wash sales and the realization for tax purposes of gains/losses on certain derivative instruments.

To reflect reclassifications arising from permanent “book/tax” differences for the year ended September 30, 2014, the Fund’s accumulated undistributed net investment income was increased by $180,220, and accumulated undistributed net realized gain was decreased by $180,220. These differences are primarily due to reclassifications of foreign currency and paydown gains/losses, dividend redesignations, and the tax treatment of swaps.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after December 22, 2010 may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2014, the Fund had no pre-enactment or post-enactment capital loss carryforwards for federal income tax purposes.

Fort Dearborn Income Securities, Inc.

Notes to financial statements

As of and during the year ended September 30, 2014, the Fund did not have any liabilities for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended September 30, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Fort Dearborn Income Securities, Inc.

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Directors and Shareholders of Fort Dearborn Income Securities, Inc.

We have audited the accompanying statement of assets and liabilities of Fort Dearborn Income Securities, Inc., (the “Fund”), including the portfolio of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fort Dearborn Income Securities, Inc. at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York

November 26, 2014

Fort Dearborn Income Securities, Inc.

General information (unaudited)

The Fund

Fort Dearborn Income Securities, Inc. (the “Fund”) is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange and the Chicago Stock Exchange. The primary objective of the Fund is to provide its shareholders with a stable stream of current income consistent with external interest rate conditions and provide a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Shareholder information

The Fund’s NYSE trading symbol is “FDI.” Net asset value and market price information as well as other information about the Fund is updated each business day on the Web site of the Fund’s advisor at the following internet address: http://globalamus.ubs.com/corpweb/closedendedfunds.do.

Quarterly Form N-Q portfolio schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1-888-793-8637.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies (2) proxy voting procedures, and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-888-793-8637, online on the Fund’s Web site: http://www.ubs.com/us/en/asset_management/individual_investors/closed_end_funds.html or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov.)

Stock repurchase plan

On July 28, 1988, the Board of Directors of the Fund approved a resolution to repurchase up to 700,000 of its common shares. The Fund may repurchase shares, at a price not in excess of market and at a discount from net asset value, if and when such repurchases are deemed appropriate and in the shareholders’ best interest. Any repurchases will be made in compliance with applicable requirements of the federal securities law.

Dividend reinvestment plan

The Fund has established a dividend reinvestment plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of a participating broker or its nominee, may elect to have all dividends and other distributions automatically reinvested in additional Fund shares. Shareholders who elect to hold their shares in the name of a broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee. More information regarding the Plan is provided below.

The Plan is applicable in each case where the Fund declares a dividend or other distribution payable in cash and simultaneously gives to its shareholders who are participants under the Plan (“Participants”) the option to receive such dividend or other distribution in Fund shares.

Commencing seven trading days prior to the date of payment of such dividend or other distribution, but only if the market price plus brokerage commissions at the time of purchase is lower than the net asset value as of the close

Fort Dearborn Income Securities, Inc.

General information (unaudited)

of business on the eighth trading day prior to such date of payment (“Base Net Asset Value”), the agent (the “Agent”), on behalf of the Participants, will purchase shares in the open market(s) available to it. There can be no assurance that shares will be available in such open market(s) at a cost lower than Base Net Asset Value or in sufficient quantities to permit such purchases by the Agent. These purchases may be made on any securities exchange where such shares are traded, in the over-the-counter market or by negotiated transactions and may be subject to such terms of price, delivery, etc., to which the Agent may agree. If the market price for the shares is greater than the net asset value as of the close of business on the eighth trading day prior to the date of payment, then the Fund will issue shares in payment of the dividend.

On the date of payment of such dividend or other distribution, the Agent will elect to have the Fund pay the dividend or other distribution in cash to the extent of the cost, including brokerage commissions, of the shares to be purchased by the Agent, and will elect to have the Fund pay the balance, if any, of the dividend or other distribution in shares. Such payments will be made by the Fund to Computershare Trust Company, N.A. (“Computershare”) as administrator of the Plan for the Participants. Computershare, in turn, will immediately settle the open market purchases with the Agent. If shares are distributed in payment of a dividend or distribution because market price exceeded net asset value, a Participant will be required to include in gross income an amount equal to the greater of net asset value or 95% of fair market value (average of the high and low sales price on the date of the distribution) of the shares received by the Participant rather than the amount of such dividend. Distributions of shares will be subject to the right of the Fund to take such actions as may be deemed necessary in order to comply with or conform to the requirements of any applicable law or regulation.

The shares credited to the accounts of Participants at Computershare will be determined on the basis of the amount of dividend or distribution to which each Participant is entitled, whether shares are purchased on the open market or issued by the Fund. Each Participant will be furnished with periodic statements.

A Participant will have the right to vote the full shares credited to the Participant’s account under the Plan on the record date for a vote. Proxies sent to a Participant by Computershare will include the number of full shares held for the Participant under the Plan.

The investment of dividends and distributions under the Plan does not relieve the Participant of any income tax which may be payable on such dividends or distributions. Annually, each participant will be provided with information for tax purposes with respect to the dividends and distributions on the shares held for the account of the Participant. The Fund strongly recommends that all Participants retain each year’s final statement on their Plan participation as a part of their permanent tax record.

Shareholders who wish to elect to participate in the Plan should contact Computershare for further information. A Participant may terminate participation in the Plan at any time by notice in writing to Computershare.

All correspondence concerning the Plan should be directed to Computershare at Computershare Dividend Reinvestment Services, P.O. Box 43078, Providence, RI 02940-3078. You may also contact Computershare directly at 1-800-446 2617. In order to be effective on the payment date of any dividend or distribution, notice of such termination must be received by Computershare before the record date for the payment of such dividend or distribution. If a notice to discontinue is received by Computershare on or after the record date for a dividend payment, such notice to discontinue may not become effective until such dividend has been reinvested and the shares purchased are credited to the Participant’s account under the Plan. Computershare, in its sole discretion, may either pay such dividend in cash or reinvest it in shares on behalf of the terminating Participant. Computershare may terminate, for whatever reason at any time as it may determine in its sole discretion, an individual’s participation in the Plan upon mailing a notice of termination to the Participant at the Participant’s address as it appears on Computershare’s records.

Fort Dearborn Income Securities, Inc.

General information (unaudited)

When an account is terminated, the Participant will receive a certificate for the number of full shares credited to the Participant’s account under the Plan, unless the sale of all or part of such shares is requested. Such sale may, but need not, be made by purchase of the shares for the account of other Participants and any such transaction shall be deemed to have been made at the then current market price less any applicable brokerage commissions and any other costs of sale. The terminating Participant’s fractional share interest in the Plan will be aggregated with the fractional share interests of other terminating Participants and sold. The net proceeds of such sales will be distributed to the Participants in payment for their fractional share interests.

The Fund may terminate or amend the Plan upon thirty (30) days’ notice in writing to each Participant, such termination or amendment to be effective as to all dividends and distributions payable to shareholders of record on any date more than thirty (30) days after mailing of such notice.

There is no direct service charge (other than brokerage commissions) by the Agent to Participants in the Plan. All costs of the Plan, except brokerage commissions, will be paid by the Fund. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

Fort Dearborn Income Securities, Inc.

Board approval of investment advisory agreement (unaudited)

At the meeting of the Board of Directors (the “Board”) of Fort Dearborn Income Securities, Inc. (the “Fund”), held on June 5 and 6, 2014 (the “Meeting”), the Board, including Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund or UBS Global Asset Management (Americas) Inc. (the “Advisor”) and its affiliates (together, the “Independent Directors”), considered the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and the Advisor. Prior to the Meeting, the Independent Directors’ counsel had sent to the Advisor a request detailing the information that the Independent Directors wished to receive in connection with their consideration of the continuation of the Advisory Agreement. The Independent Directors met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 30, 2014, June 5, 2014 and June 6, 2014 to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. (“Lipper Reports”), an independent statistical compilation company, providing comparative expense information and comparative performance information for the Fund. The Board also made reference to information and material that had been provided to the Independent Directors throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with their deliberations concerning the continuation of the Advisory Agreement for the Fund, including: (i) the nature, extent and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund’s expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, Extent, and Quality of Services. In considering the nature, extent and quality of the services provided by the Advisor to the Fund, the Board reviewed the material presented by the Advisor describing the various services provided to the Fund. The Board noted that in addition to investment management services, the Advisor provides the Fund with operational, legal and compliance support. The Board also considered the scope and depth of the Advisor’s organization and the experience and expertise of the professionals currently providing investment management and other services to the Fund. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor’s in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Fund and the Advisor’s other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor’s portfolio management process for the Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund’s portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Fund’s investment performance and investment strategies. After analyzing the services provided by the Advisor to the Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to the Fund were consistent with the operational requirements of the Fund, and met the needs of the Fund’s shareholders.

Performance. In evaluating the performance of the Fund, the Board analyzed the Lipper Reports, which compared the performance of the Fund with other funds in its respective peer universe over various time periods. The Board noted that the Fund’s performance appeared in the top performance quintile for the three-year and ten-year performance periods, the second quintile for the five-year period and the third quintile for the one-year period. After analyzing the performance for the Fund, the Board determined that the performance of the Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of the Fund and the expectations of the shareholder base.

Fort Dearborn Income Securities, Inc.

Board approval of investment advisory agreement (unaudited)

Fund Fees and Expenses. When considering the fees and expenses borne by the Fund and the reasonableness of the management fees paid to the Advisor in light of the services provided to the Fund, the Board compared the fees charged by the Advisor to the Fund to the fees charged to the funds in its peer group for comparable services, as provided in the Lipper Reports. In examining the Lipper Reports, and in reviewing comparative costs, it was noted that the results of such expense comparisons showed that the management fee of the Fund placed in the first quintile of its Lipper expense group on a contractual basis and in the second quintile of its Lipper expense group on an actual basis. The Board also noted that the Fund’s total expenses placed in the third quintile of its Lipper expense group.

The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor. After discussing the information about the other funds and accounts with the Advisor, the Board determined that the fees charged by the Advisor to the Fund were within a reasonable range, giving effect to differences in services performed for such other funds and accounts as compared to such fee rates. The Board, after reviewing all pertinent material, concluded that the management fee payable under the Fund’s Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

Costs and Profitability. The Board considered the costs of providing services to the Fund and the profitability of the Fund to the Advisor by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and expenses. The Board reviewed the profitability of the Fund to the Advisor and the compensation that was received for providing services to the Fund. The profitability analysis, which provided information for the last three calendar years, included schedules relating to the revenue and expenses attributable to the investment advisory and administration services provided by the Advisor. In discussing the profitability analysis with the Board, the Advisor, as requested by the Board, provided the Board with a presentation on the methodology utilized in the profitability analysis. The Board noted that the methodology used for the profitability analysis provided to the Board for purposes of its annual review of the Advisory Agreement was reasonable. The Board also considered “fall-out” or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Fund; for example, the ability to attract other clients due to the Advisor’s role as investment advisor to the Fund. Upon closely examining the information provided concerning the Advisor’s profitability, the Board concluded that the level of profits realized by the Advisor with respect to the Fund was reasonable in relation to the nature and quality of the services that were provided.

Economies of Scale. The Board also discussed whether economies of scale are realized by the Advisor with respect to the Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. The Board noted that as a closed-end fund, which does not continuously offer its shares, asset growth will primarily result from market appreciation, which benefits its shareholders. The Board also noted that the Fund’s management fee was one of the lowest in its peer group and that the Advisor was not experiencing a significant profit with respect to the Fund. Based on this analysis, the Board concluded that economies of scale and the reflection of such economies of scale in the level of management fees charged were inapplicable to the Fund at the present time due to the closed-end structure of the Fund, the current level of fees and the profitability of the Fund.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of Independent Directors, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for the Fund was in the best interests of the Fund and its shareholders.

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Board of Directors & Officers information

The Fund is governed by a Board of Directors (the “Board”), which oversees the Fund’s operations. Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Officers are appointed by the Directors and serve at the pleasure of the Board.

The table below shows, for each Director and Officer, his or her name, address and age, the position held with the Fund, the length of time served as a Director or Officer of the Fund, the Director’s or Officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the Director or for which a person served as an Officer, and other directorships held by the Director.

The Fund’s most recent proxy statement for an annual meeting of shareholders contains additional information about the directors and was mailed to shareholders on or about October 31, 2014.

Non-interested Directors:

Name, address and age	Position(s) held with fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director

Adela Cepeda; 56 A.C. Advisory, Inc. 150 North Wacker Drive Suite 2160 Chicago, Illinois 60606	Director	Since 2000	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 33 portfolios) for which UBS Global AM serves as investment advisor or manager.	Ms. Cepeda is a director (since 2012) of BMO Financial Corp. (U.S. holding company for BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) (since 2008). Ms. Cepeda was a director of Amalgamated Bank of Chicago (from 2003 to 2012) and a director of the Municipal Securities Rulemaking Board (from 2010 to 2012).

John J. Murphy; 70 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Director	Since 2013	Mr. Murphy is the president of Murphy Capital Management (investment advisor) (since 1983)	Mr. Murphy is a director or trustee of four investment companies (consisting of 33 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Murphy is a director of the Legg Mason Equity Funds (54 portfolios) and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Non-interested Directors (continued):

Name, address and age	Position(s) held with fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director

Abbie J. Smith; 61 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Director	Since 2011	Ms. Smith is the Boris and Irene Stern Distinguished Service Professor of Accounting in the University of Chicago Booth School of Business (since 1980). Formerly, Ms. Smith was a co-founding partner and Director of Research of Fundamental Investment Advisors, a hedge fund (co-founded in 2004, commenced operations in 2008) (from 2008 to 2010).	Ms. Smith is a director or trustee of four investment companies (consisting of 33 portfolios) for which UBS Global AM serves as investment advisor or manager.	Ms. Smith is a director (since 2000) of HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and a director (since 2003) and chair of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee and portfolio performance committee of the Dimensional Funds complex (107 Portfolios).

Frank K. Reilly; 78 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Director	Since 1993	Mr. Reilly is the Bernard J. Hank Professor of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982) and is a Chartered Financial Analyst (CFA).	Mr. Reilly is a director or trustee of four investment companies (consisting of 33 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Reilly is a director (since 1994) of Discover Bank, a subsidiary of Discover Financial Services and is Chairman of the Audit Committee for the Bank.

Edward M. Roob; 80 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Director	Since 1993	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 33 portfolios) for which UBS Global AM serves as investment advisor or manager.	None.

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Non-interested Directors (concluded):

Name, address and age	Position(s) held with fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director

J. Mikesell Thomas; 63 c/o UBS Global AM One North Wacker Drive Chicago, Illinois 60606	Director	Since 2002	Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008) and President and sole shareholder of Mikesell Advisory Corp. (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011).	Mr. Thomas is a director or trustee of four investment companies (consisting of 33 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Thomas is a director (since 1992) and chairman of the Audit Committee for NorthShore University HealthSystem, a not for profit healthcare organization, and a director (since 2012) and chairman (since May 2014) of the Audit and Investment and Finance Committee of HCC Insurance Holdings Inc. Mr. Thomas was previously a director of First Chicago Bancorp (from 2008 to 2010) and First Chicago Bank & Trust (from 2008 to 2010).

Officers:

Name, address and age	Position(s) held with fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Joseph J. Allessie*; 49	Vice President, Assistant Secretary and Chief Compliance Officer	Since 2005 (Vice President and Assistant Secretary) Since July 2014 (Chief Compliance Officer)

Mr. Allessie is an executive director (since 2007) (prior to which he was a director) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). Mr. Allessie is head of compliance and operational risk control for the UBS Global Asset Management Division in the Americas with oversight for traditional and alternative investment businesses in Canada, the US and Cayman Islands. Prior to that he served as deputy general counsel (from 2005 to 2014). Mr. Allessie is a vice president, assistant secretary and chief compliance officer (prior to which he was interim chief compliance officer) (from January to July 2014) of 15 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Rose Ann Bubloski*; 46	Vice President and Assistant Treasurer	Since 2011	Ms. Bubloski is a director (since 2012) (prior to which she was an associate director) (from 2008 to 2012) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 to 2007). She is vice president and assistant treasurer of 15 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Mark E. Carver*; 51	President	Since 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver is president of 15 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Thomas Disbrow*; 48	Vice President, Treasurer and Principal Accounting Officer	Since 2004 and 2006, respectively	Mr. Disbrow is a managing director (since 2011), (prior to which he was an executive director) (since 2007) and head of North Americas Fund Treasury (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 15 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Christopher S. Ha*; 34	Vice President and Assistant Secretary	Since 2012	Mr. Ha is a director and associate general counsel (since 2012) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 15 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark F. Kemper**; 56	Vice President and Secretary	Since 1999	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 15 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Joanne M. Kilkeary*; 46	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is an executive director (since March 2013) (prior to which she was a director) (since 2008) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 15 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Tammie Lee*; 43	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 15 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers (concluded):

Name, address and age	Position(s) held with fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Nancy D. Osborn*; 48	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 15 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Eric Sanders*; 49	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 15 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Andrew Shoup*; 58	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the Fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 15 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Keith A. Weller*; 53	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Weller is a vice president and assistant secretary of 15 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mandy Yu*; 30	Vice President	Since March 2013	Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since March 2013) of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a Fund Treasury Manager (from 2012 to March 2013) and a Mutual Fund Administrator (from 2007 to 2012) for UBS Global AM—Americas region. Ms. Yu is a vice president of 15 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

[1]	Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Officers are appointed by the Directors and serve at the pleasure of the Board.
*	This person’s business address is 1285 Avenue of the Americas, New York, NY 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, IL 60606.

Fort Dearborn Income Securities, Inc.

Funds’ privacy notice

N.B.—The following privacy notice applies to closed-end fund shares where the investor’s holdings are registered directly with the fund’s transfer agent and not held through an intermediary (e.g., in “street name”).

Privacy Notice

This privacy notice is not a part of the shareholder report.

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the “Funds”). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates (“Personal Information”).

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice

This privacy notice is not a part of the shareholder report.

Directors

Adela Cepeda

Frank K. Reilly

Abbie J. Smith

Edward M. Roob

J. Mikesell Thomas

John Murphy

Principal Officers

Mark E. Carver

President

Mark F. Kemper

Vice President and Secretary

Thomas Disbrow

Vice President and Treasurer

Investment Advisor

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

©2014 UBS Global Asset Management (Americas) Inc. All rights reserved.

©UBS 2014. All rights reserved.

UBS Global Asset Management (Americas) Inc. is a

subsidiary of UBS AG.

Nov. 2014

www.ubs.com/globalam-us

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR : J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended September 30, 2014 and September 30, 2013, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $39,372 and $38,600, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended September 30, 2014 and September 30, 2013, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $2,950 and $2,950, respectively.

Fees included in the audit-related category are those associated with the reading and providing of comments on the 2014 and 2013 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above

(c)	Tax Fees:

In each of the fiscal years ended September 30, 2014 and September 30, 2013, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $5,300 and $5,178, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for tax return preparation, review of excise tax calculations and review of uncertain tax positions.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended September 30, 2014 and September 30, 2013, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)	To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the Fund, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the Fund, as well as with the Fund’s, investment advisor or any control affiliate of the investment advisor that provides ongoing services to the Fund; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b)	To pre-approve all non-audit services to be provided to the Fund by the independent auditors when, without such pre-approval, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards.

(c)	To pre-approve all non-audit services to be provided by the Fund’s independent auditors to the Fund’s investment advisor or to any entity that controls, is controlled by or is under common control with the Fund’s investment advisor (“advisor affiliate”) and that provides ongoing services to the Fund when, without such pre-approval by the Committee, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards.

(d)	To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e)	To consider whether the non-audit services provided by the Fund’s independent auditor to the Fund’s investment advisor or any advisor affiliate that provides on-going services to the Fund, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

(e)	(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2014 and September 30, 2013 on behalf of the registrant.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2014 and September 30, 2013 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended September 30, 2014 and September 30, 2013 on behalf of the registrant.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2014 and September 30, 2013 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2014 and September 30, 2013 on behalf of the registrant.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2014 and September 30, 2013 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	For the fiscal year ended September 30, 2014, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)

For the fiscal years ended September 30, 2014 and September 30, 2013, the aggregate fees billed by E&Y of $274,277 and $181,253, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2014	2013
Covered Services	$8,250	$8,128
Non-Covered Services	266,027	173,125

(h)	The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Roob, Mr. Reilly, Mr. Thomas, Ms. Smith, Ms. Cepeda and Mr. Murphy.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

You may obtain information about the Fund’s proxy voting decisions for the most recent 12-month period ended June 30 , without charge, online on the Fund’s website

(http://www.ubs.com/us/en/asset_management/individual_investors/closed_end_funds.html)

or the EDGAR database on the SEC’s website (www.sec.gov).

The proxy voting policy of UBS Global AM (Americas) is based on its belief that voting rights have economic value and should be treated accordingly. Good corporate governance should in the long term, lead towards better corporate performance and improved shareholder value. Generally, UBS Global AM (Americas) expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical board behavior, there are certain principles, which provide evidence of good corporate governance. UBS Global AM (Americas) may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM (Americas)’s proxy voting policy.

When UBS Global AM (Americas)’s view of a company’s management is favorable, UBS Global AM (Americas) generally supports current management initiatives. When UBS Global AM (Americas)’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM (Americas) may not support existing management proposals. In general, UBS Global AM (Americas) generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) an effective chairman is key, (b) the roles of chairman and chief executive generally should be separated, (c) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, (d) the board should include executive and non-executive members, and (e) the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that at all times (i) appropriate management succession plans are in place; (ii) the interests of executives and shareholders are aligned; (iii) the financial audit is independent and accurate; (iv) the brand and reputation of the company is protected and enhanced; (v) a constructive dialogue with shareholders is encouraged; and (vi) it receives all the information necessary to hold management accountable. In addition, UBS Global AM (Americas) focuses on the following areas of concern when voting its clients’ securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent non-executive board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to corporate social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS Global AM (Americas) exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS Global AM (Americas) has implemented procedures designed to address a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker-dealer activities. To address such conflicts, UBS Global AM (Americas) has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker-dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM (Americas) is aware of a conflict with respect to a particular proxy, the UBS Global AM Americas Committee is notified and determines the manner in which such proxy is voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(2) (i) Portfolio Manager

Scott Dolan

(a) (2) (ii)    (A) Registered Management Investment Companies

The portfolio manager is responsible for 7 Registered

Management Investment Companies totaling approximately $540 Million.

(a) (2) (ii)    (B) Other Pooled Investment Vehicles

The Portfolio Manager is responsible for 5 Other Pooled Investment Companies totaling approximately $ 432 Million. *

(a) (2) (ii)    (C) Other accounts

The Portfolio Manager is responsible for 12 n Other Accounts totaling approximately $ 7 Billion. *

(a) (2) (iii)    Accounts with respect to which an advisory fee is based on the performance of the account.

None

* All accounts were calculated at an exchange rate as of June 30, 2014 of 1.1223.

(2) (i) Portfolio Manager

John Dugenske

(a) (2) (ii)    (A) Registered Management Investment Companies

The portfolio manager is responsible for 6 Registered Management Investment Companies totaling approximately $471 Million.

(a) (2) (ii)    (B) Other Pooled Investment Vehicles

The Portfolio Manager is responsible for 0 Other Pooled Investment Companies.

(a) (2) (ii)    (C) Other accounts

The Portfolio Manager is responsible for 2 Other Accounts totaling less than $1 Million.

(a) (2) (iii)    Accounts with respect to which an advisory fee is based on the performance of the account.

None

(2) (i) Portfolio Manager

Craig E. Ellinger

(a) (2) (ii)    (A) Registered Management Investment Companies

The portfolio manager is responsible for 10 Registered

Management Investment Companies totaling approximately $1 Billion.

(a) (2) (ii)    (B) Other Pooled Investment Vehicles

The Portfolio Manager is responsible for 11 Other Pooled Investment

Companies totaling approximately $8 Billion. *

(a) (2) (ii)    (C) Other accounts

The Portfolio Manager is responsible for 6 Other Accounts totaling

$349 Million.

(a) (2) (iii)    Accounts with respect to which an advisory fee is based on the performance of the account.

None

* All accounts were calculated at an exchange rate as of June 30, 2014 of 1.1223.

(2) (i) Portfolio Manager

Brian Fehrenbach

(a) (2) (ii)    (A) Registered Management Investment Companies

The portfolio manager is responsible for 8 Registered

Management Investment Companies totaling approximately $757 Million.

(a) (2) (ii)    (B) Other Pooled Investment Vehicles

The Portfolio Manager is responsible for 4 Other Pooled Investment

Companies totaling approximately $691 Million. *

(a) (2) (ii)    (C) Other accounts

The Portfolio Manager is responsible for 19 Other Accounts totaling approximately

$ 3 Billion. *

(a) (2) (iii)    Accounts with respect to which an advisory fee is based on the performance of the account.

None

* All accounts were calculated at an exchange rate as of June 30, 2014 of 1.1223.

Portfolio Manager Biography

Mr. Dolan is the Co-Head of US Multi-Sector Fixed Income, where he is jointly responsible for managing the Core, Core Plus, Long Duration, and Unconstrained investment strategies. He is also responsible for Securitized Portfolio Management, a role he assumed in 2008. He is a member of the Fixed Income Investment Committee. Mr. Dolan has been with UBS Global AM since 2008.

Mr. Dugenske is Global Head of Fixed Income at UBS Global Asset Management with overall responsibility for the Fixed Income business. His focus is on alpha generation and ensuring we meet client investment objectives. Mr. Dugenske has been with the firm since 2009.

Mr. Ellinger was appointed Head of US Investment Grade in July 2012, with overall responsibility for all US Investment Grade portfolio management activities. He is also responsible for managing all aspects of our global high yield business, a role he assumed in 2008. Mr. Ellinger joined the firm in 2000.

Mr. Fehrenbach is the Co-Head of US Multi-Sector Fixed Income, where he is jointly responsible for managing the Core, Core Plus, Long Duration, and Unconstrained investment strategies. He is a member of the Fixed Income Investment Committee. Mr. Fehrenbach has been with the firm since 2006.

As lead portfolio managers, Messrs. Dolan, Dugenske, Ellinger and Fehrenbach will be jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, and for reviewing the overall composition of the portfolio to ensure its compliance with the Fund’s stated investment objective and strategy.

The portfolio management team’s management of a Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage a Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Registrant manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Registrant has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Registrant has adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

UBS Global Asset Management’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients and other stakeholders.

In general, the total compensation received by the portfolio managers and analysts at UBS Global Asset Management consists of two elements: a fixed component (base salary and benefits) and an annual discretionary performance award.

Fixed component (base salary and benefits):

• Set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so.

• The fixed component is used to recognize the experience, skills and knowledge that each portfolio manager and analyst brings to their role.

Performance award:

• Determined annually on a discretionary basis.

• Based on the individual’s financial and non-financial contribution—as assessed through a rigorous performance assessment process—as well as the performance of their respective function, of UBS Global Asset Management and of UBS as a whole.

• Delivered in cash and, when total compensation is over a defined threshold, partly in deferral vehicles.

• For awards subject to deferral, the deferred amount is calculated using graduated marginal deferral rates, which increase as the value of the performance award increases.

• Deferred amounts are then delivered via two deferral vehicles—75% in the UBS Global Asset Management Equity Ownership Plan (Global AM EOP) and 25% in the Deferred Contingent Capital Plan (DCCP):

•	Global AM EOP awards generally vest over five years with 40% of the award vesting in year two, 40% in year three and 20% in year five, provided the vesting conditions, including continued service, are met and the awards have not been forfeited on or before the vesting dates. The Notional Funds awarded under the Global AM EOP are aligned to selected UBS Global Asset Management funds. They provide for a high level of transparency and correlation between an employee’s compensation and the investment performance of UBS Global Asset Management. This alignment with UBS Global Asset Management funds enhances the alignment of investment professionals’ and other employees’ interests with those of our clients.

•	The DCCP is a new mandatory deferral plan introduced for performance year 2012. Awards under the DCCP vest 100% in year five, subject to vesting conditions, including continued employment, and subject to forfeiture.

UBS Global Asset Management believes that not only do these deferral plans reinforce the critical importance of creating long-term business value, with both plans serving as alignment and retention tools.

Investment professionals’ discretionary performance awards are correlated with the investment performance of relevant client portfolios versus benchmark or other investment objectives and, where appropriate, peer strategies over one and three years (for GIS over one, three and five years). This is to ensure that long-term performance is the focus and that the interests of the portfolio managers are aligned with those of clients.

For analysts, performance awards are, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating, Compensation and Governance Committee. The Nominating, Compensation and Governance Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary,  1⁄2 of 1% or more of the Fund’s outstanding shares and (ii) has been a shareholder of at least  1⁄2 of 1% of the Fund’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating, Compensation and Governance Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating, Compensation and Governance Committee, Ms. Adela Cepeda, care of Mark Kemper, the Secretary of the Fund at UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois 60606. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating, Compensation and Governance Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of board members.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX 99 CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)

(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

(c)	Iran related activities disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fort Dearborn Income Securities, Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	December 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Fort Dearborn Income Securities, Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	December 8, 2014

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President, Treasurer and Principal Accounting Officer

Date:	December 8, 2014